Exhibit 99.1

Energous Wireless Power Solutions Names Mallorie Burak as New Chief Executive Officer

SAN JOSE, Calif., October 17, 2024 – Energous Corporation d/b/a Energous Wireless Power Solutions (NASDAQ: WATT), a pioneer in scalable, over-the-air (OTA) wireless power networks, today announced the appointment of Mallorie Burak as its permanent Chief Executive Officer and as a member of the Board, each effective immediately. Burak will continue to serve as the Company’s Chief Financial Officer. Building on her recent roles as Interim Chief Executive Officer and Chief Financial Officer, Burak brings executive leadership, a range of experiences, and a broad skillset to Energous, positioning the company for accelerated growth and innovation.

Burak joined Energous Wireless Power Solutions in January 2024 as Chief Financial Officer. With nearly 20 years of executive experience spanning various sectors—from early-stage start-ups to multinational public corporations—she has a proven track record of successfully revitalizing companies facing unique challenges.

“We are confident that Mallorie's extensive experience and commitment to the company will propel Energous to new heights,” said David Roberson, Chairman of the Board for Energous Wireless Power Solutions. “She has been an integral part of the Energous team as CFO and interim CEO, demonstrating exceptional leadership and strategic vision as we work to stabilize and build the company. In her new dual role as CEO and CFO, Mallorie will continue to drive Energous toward its ambitious growth and innovation goals.”

"I’m honored to move officially into the role of CEO while continuing my duties as CFO, which will allow us to continue to focus on our corporate mission in a cost-effective way," said Burak. "I’m excited to lead Energous during this pivotal time. We have an incredible opportunity ahead of us and our innovative wireless power technologies are well positioned, as the market demand for enhanced supply chain management with real-time tracking and smart inventory management grows.”

Prior to joining Energous Wireless Power Solutions, Burak served as President and Chief Financial Officer of Knightscope, Inc., an advanced public safety technology company, as Chief Financial Officer of ThinFilm Electronics ASA, an innovative solid-state lithium battery start-up, as Chief Financial Officer of Alta Devices, Inc., a GaAs thin-film solar technology start-up, as President and Chief Financial Officer at FriendFinder Networks, and as Vice President of Finance and Acting CFO at Southwall Technologies. She holds a Bachelor of Science in Business Administration and a Master of Business Administration from San Jose State University.

About Energous Wireless Power Solutions

Energous Corporation d/b/a Energous Wireless Power Solutions (NASDAQ: WATT) is pioneering scalable, over-the-air (OTA) wireless power networks that enable unprecedented levels of visibility, control, and intelligent business automation. The Company’s wireless power transmitter and receiver technologies deliver continuous access to wireless power, helping drive a new generation of battery-free devices for asset and inventory tracking and management—from retail sensors, electronic shelf labels, and asset trackers, to air quality monitors, motion detectors, and more. For more information, visit http://www.energous.com/ or follow on LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements may describe our future plans and expectations and are based on the current beliefs, expectations and assumptions of Energous. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of forward-looking statements in this release include but are not limited to statements about our financial results and projections, statements about the success of our collaborations with our partners, statements about any governmental approvals we may need to operate our business, statements about our technology and its expected functionality, and statements with respect to expected company growth. Factors that could cause actual results to differ from current expectations include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K as filed with the Securities and Exchange Commission (SEC), any subsequently filed quarterly reports on Form 10-Q as well as in other documents that may have been subsequently filed by Energous, from time to time, with the SEC, in evaluating our forward-looking statements. In addition, any forward-looking statements represent Energous’ views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. Energous does not assume any obligation to update any forward-looking statements unless required by law.

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